                                                                    EXHIBIT 10.5
                                                                    ------------

                      PREFERRED STOCK PURCHASE AGREEMENT



                                    Between

                           The Aristotle Corporation

                                      and

                              Geneve Corporation



                         Dated as of October 22, 1997

                      PREFERRED STOCK PURCHASE AGREEMENT
                      ----------------------------------



          THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement"), is dated as of this 22nd day of October, 1997 (the "Effective Date"), between The Aristotle Corporation, a Delaware corporation (the "Company"), and Geneve Corporation, a Delaware corporation (the "Purchaser").

          WHEREAS, the Purchaser desires to acquire and the Company is willing to issue and sell to the Purchaser shares of Series E Convertible Preferred Stock, $.01 par value, of the Company, subject to the terms and conditions specified herein.

          NOW, therefore, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.01  Definitions.  As used in this Agreement, references
                        -----------
to either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" means an affiliate as such term is used in Rule 12b-2 of the Exchange Act.

          "Agreement" means this Preferred Stock Purchase Agreement, as amended, modified or supplemented from time to time.

          "Business Day" means any day on which commercial banks are not authorized or required by law to close in New York, New York.

          "Commission" means the United States Securities and Exchange Commission, or any other agency successor thereto.

          "Company" means and shall include The Aristotle Corporation, a Delaware corporation, and its successors and permitted assigns.

          "Common Stock" means the common stock, $.01 par value per share, of the Company.

          "Convertible Securities" means any securities convertible into, exchangeable for or exercisable for Voting Securities.

          "Person" means an individual, corporation, partnership, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Preferred Stock" means the shares of Series E Convertible Preferred Stock, $.01 par value of the Company, issued pursuant to this Agreement, having the powers, designations, preferences and relative, participating, optional and other special rights set forth in the form of Certificate of Designation attached hereto as Exhibit A (the "Certificate of
                                    ---------
     Designation").

          "Purchaser" means and shall include Geneve Corporation, a Delaware corporation, and its successors and permitted assigns.

          "Recapitalization Event" means any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, consolidation, merger or similar event involving a change in the Company's corporate structure.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shares" means (i) Preferred Stock and (ii) any shares of Common Stock issued to the Purchaser in respect of the foregoing Preferred Stock as a result of conversion or because of any Recapitalization Event.

          "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement (as defined in Section 3.01) and any other instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.

          "Voting Securities" means any issued and outstanding shares of (i) Common Stock, (ii) Preferred Stock, (iii) Series A Preferred Stock, $.01 par value per share; (iv) Series B Preferred Stock, $.01 par value per share; (v) Series C Preferred Stock, $.01 par value per share; and (vi) Series D Preferred Stock, $.01 par value per share.

                                  ARTICLE II

                   PURCHASE AND SALE OF THE PREFERRED STOCK

     SECTION 2.01   Purchase and Sale of the Preferred Stock.
                    ----------------------------------------

          (a) Issuance of the Preferred Stock.  Subject to the terms and
              -------------------------------
conditions of this Agreement, at the Closing (as defined below) the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, for an aggregate purchase price of two million two hundred fifty thousand dollars ($2,250,000) (the "Aggregate Purchase Price"), such number of shares (rounded to the nearest whole share) of Preferred Stock equal to $2,250,000 divided by the per share price of $4.60 per share (the "Per Share Price").

          (b) Closing; Delivery of the Preferred Stock.  The purchase and sale
              ----------------------------------------
of the Preferred Stock shall take place at a closing (the "Closing") to be held at the offices of the Company, 78 Olive Street, New Haven, CT 06507, at 10:00 A.M. (local time) on January 2, 1998, or at such other location, time and date as may be mutually agreed upon by the parties. At the Closing, subject to the terms and conditions contained in this Agreement, the Company will provide a stock certificate evidencing the Preferred Stock, registered in the name of the Purchaser and dated as of the date of the Closing, against delivery of a certified or official bank check payable to the order of the Company in New York Clearing House or similar same day funds or against receipt of a wire transfer of immediately available funds to an account of the Company specified to the Purchaser, in an amount equal to two million two hundred fifty thousand dollars ($2,250,000), in payment of the full purchase price for the Preferred Stock.



                                  ARTICLE III

                            CONDITIONS TO CLOSINGS


     SECTION 3.01   Mutual Conditions to Closings.  The obligation of the
                    -----------------------------
Purchaser to purchase and pay for, and the obligation of the Company to issue and sell to the Purchaser, the Preferred Stock at the Closing are subject to the following conditions:

               (i)  No Injunction.  No injunction or order of any court or other
                    -------------
     governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect;

               (ii) No Termination.  This Agreement shall not have been
                    --------------
     terminated pursuant to the mutual agreement of the parties hereto;

               (iii)  Registration Rights Agreement.  The parties hereto shall
                      -----------------------------
     have entered into the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "Registration Rights Agreement").
                             ---------

               (iv)   Filing of Certificate of Designation.  The Certificate of
                      ------------------------------------
     Designation shall have been filed with the Secretary of the State of Delaware.

               (v)    Bank Consent and Acknowledgement.  The Company shall have
                      --------------------------------
     received as of the date hereof a consent of BankBoston Connecticut (the "BankBoston"), pursuant to the terms and provisions of the certain Limited Guaranty Agreement, dated October 3, 1996, by and between the Company and BankBoston and the acknowledgement of BankBoston that BankBoston will not seek recourse from the Special Account.

     SECTION 3.02     Conditions to Purchaser's Obligations.  The obligation of
                      -------------------------------------
the Purchaser to purchase and pay for the Preferred Stock at the Closing is subject to the following additional conditions:

               (i)    Representations and Warranties.  Each of the
                      ------------------------------
     representations and warranties of the Company set forth in Article IV hereof shall be true and correct on the date of the Closing;

               (ii)   Executed Counterparts.  The Purchaser shall have received
                      ---------------------
     prior to or at the Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company;

               (iii)  Delivery of Stock Certificates.  The Company shall have
                      ------------------------------
     delivered to the Purchaser at the Closing a stock certificate evidencing the Preferred Stock, as specified in Section 2.01(b);

               (iv)   Opinion of Counsel.  The Purchaser shall have received
                      ------------------
     prior to or at the Closing an opinion of counsel to the Company to the representations and warranties of the Company set forth in sub-sections 4.01(a), (b), (c), (d), (f), (g) and (k) of this Agreement, provided, however, that in rendering such opinion counsel to the Company may rely on certificates and other documents provided by the Company;

               (v)    Documentation at Closing.  The Purchaser shall have
                      ------------------------
     received, prior to or at the Closing, a certificate, executed by the Secretary or Assistant Secretary of the Company and dated as of the date of the Closing, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby; (B) a copy of the Amended and Restated Certificate of Incorporation of the Company, as amended and in effect as of the date of the Closing; (C) a copy of the By-laws of the Company, as amended and in effect as of the date of the Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers;

               (viii) Documents and Proceedings. All documents to be provided
                      -------------------------
     to the Purchaser hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to the Closing, and all documents incident thereto, shall be satisfactory in form and substance to the Purchaser or its counsel; and

               (ix)   Waiver.  Any condition specified in this Section 3.02
                      ------
     may be waived by the Purchaser.

     SECTION 3.03     Conditions to Company's Obligations.  The obligation of
                      -----------------------------------
the Company to issue and sell the Preferred Stock at the Closing, is subject to the following additional conditions:

               (i)    Representations and Warranties.  Each of the
                      ------------------------------
     representations and warranties of the Purchaser set forth in Article IV hereof shall be true and correct on the date of such closing;

              (ii)    Executed Counterparts.  The Company shall have received
                      ---------------------
     prior to or at the Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Company, duly executed by the Purchaser;

             (iii)    Payment.  The Company shall have received payment in full
                      -------
     for the Preferred Stock in accordance with Section 2.01;

              (iv)    Documentation at Closing.  The Company shall have
                      ------------------------
     received, prior to or at the Closing, a certificate, executed by the Secretary or an Assistant Secretary of the Purchaser and dated as of the date of the Closing, together with and certifying as to (A) the resolutions of the Board of Directors of the Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Purchaser of all transactions contemplated hereby and thereby; and (B) the names of the officers of the Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers;

               (v)    Documents and Proceedings.  All documents to be provided
                      -------------------------
     to the Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to the Closing, and all documents incident thereto, shall be satisfactory in form and substance to the Company or its counsel; and

               (vi) Waiver.  Any condition specified in this Section 3.03 may be
                    ------
     waived by the Company.



                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.01   Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Organization and Standing of the Company.  Each of the Company and
              ----------------------------------------
its subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (b) Corporate Action.  The Company has all necessary corporate power
              ----------------
and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents, and the Company has all necessary corporate power and has taken all corporate action required to authorize the issuance and sale of the Preferred Stock and to consummate the other transactions contemplated by the Transaction Documents.

          (c) Governmental Approvals.  No authorization, consent, approval,
              ----------------------
license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Preferred Stock on the date of the Closing or the execution and delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents.

          (d) Capitalization.  As of the date hereof, the authorized capital
              --------------
stock of the Company is: (i) 3,000,000 shares of Common Stock, $.01 par value, of which 1,097,902 shares are issued and outstanding as of the date hereof; and
(ii) 3,000,000 shares of Preferred Stock, $.01 par value, of which as of the date hereof, (A) 73,721 shares of Series A Preferred Stock are issued and outstanding, (B) 26,022 shares of Series B Preferred Stock are issued and outstanding, (C) 60,756 shares of Series C Preferred Stock are issued and outstanding, and (D) 24, 998 shares of Series D Preferred Stock are issued and outstanding. The Preferred Stock, when issued against payment of the Aggregate Purchase Price set forth in Section 2.01 will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claims or encumbrances. As of the date hereof, except as set forth on the Schedule of Exceptions, there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, except as contemplated by the Transaction Documents. Except as set forth on the Schedule of Exceptions or as otherwise contemplated by the Transaction Documents, (i) no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, (ii) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between the Company's stockholders and to which the Company is party with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

          (e) Registration Rights.  As of the Closing Date, no person has demand
              -------------------
or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement except as set forth in the Schedule of Exceptions.

          (f) Enforceability.  The Company has duly authorized, executed and
              --------------
delivered the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (g) Absence of Conflicts.  The Company's execution, delivery and
              --------------------
performance of its obligations under this Agreement do not and will not (i) contravene its Amended and Restated Certificate of Incorporation or the Bylaws of the Company, as amended, (ii) violate any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording except the filing of the Certificate of Designation with the Delaware Secretary of State and the filing of Form D with the Commission.

          (h) Financial Statements. Attached hereto as Schedule 4.01(h) are the
              --------------------                     ----------------
financial statements, including balance sheets, income statements, cash flows and related notes thereto, of the Company for the fiscal years ended June 30, 1997 and 1996 (collectively, the "Financial Statements"). The Financial Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP").

          (i) Absence of Material Adverse Change.  Since June 30, 1997, there
              ----------------------------------
has been no change in the assets, liabilities or financial condition of the Company and its subsidiaries which, when taken together with all other changes in the assets, liabilities or financial condition of the Company and its subsidiaries, has had a material adverse effect on the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries.

          (j)  SEC Reports.
               -----------

     (i) The Company has filed with the Commission all reports ("SEC Reports") required to be filed by it during the two (2) years prior to the date hereof under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated, except that the unaudited financial statements do not contain notes and are subject to normal audit and year-end adjustments. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company and its subsidiaries as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company and its subsidiaries for the periods then ended.

     (ii) The SEC Reports, as of their respective dates (or, if amended, as of the date of such amendment), and this Agreement taken together as a whole will not, on the date of the Closing contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (k) Securities Laws.  Based on and assuming the accuracy of the
              ---------------
representations and warranties of the Purchaser contained in Section 4.02 hereof, the issuance of the Preferred Stock is exempt from the provisions of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by the Company.

          (l) Closing Date.  The representations and warranties of the Company
              ------------
contained in this Section 4.01 and elsewhere in this Agreement will be true and correct on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          (m) Consents and Approvals.  The Company shall have received, and
              ----------------------
delivered copies to the Purchaser of, any necessary waivers, approvals, authorizations, registrations, filings or consents.

     SECTION 4.02   Representations and Warranties of the Purchaser. The
                    -----------------------------------------------
Purchaser represents and warrants to the Company as follows:

          (a) Organization and Standing. The Purchaser is a duly organized and
              -------------------------
validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

          (b) Corporate Action. The Purchaser has all necessary corporate power
              ----------------
and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Preferred Stock and to consummate the other transactions contemplated by the Transaction Documents.

          (c) Investment Intent.  The Purchaser is acquiring the Preferred Stock
              -----------------
on the date of the Closing for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Preferred Stock. The Purchaser understands that such Preferred Stock has not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and hereby agrees not to make any sale, transfer or other disposition of such Preferred Stock unless either (i) such Preferred Stock have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable state securities laws.

          (d) Opportunity to Investigate.  The Purchaser (i) has had the
              --------------------------
opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto. The Purchaser's opportunity to so investigate the Company and information obtained therefrom shall not affect the Company's representations and warranties set forth in this Agreement.

          (e) Accredited Investor.  The Purchaser is an "accredited investor" as
              -------------------
such term is defined in Regulation D under the Securities Act.

          (f) Enforceability. The Purchaser has duly authorized, executed and
              --------------
delivered the Transaction Documents to which it is a party, and such Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

          (g) Closing Date.  The representations and warranties of the Purchaser
              ------------
contained in this Section 4.02 and elsewhere in this Agreement will be true and correct on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.


                                   ARTICLE V

                                   COVENANTS


     SECTION 5.01   Performance.  Each party shall perform all of its
                    -----------
obligations hereunder and shall, at or prior to the Closing, execute and deliver the other Transaction Documents to which it is contemplated to be a signatory.

     SECTION 5.02   Cooperation.  Each party shall endeavor in good faith to
                    -----------
perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

     SECTION 5.03   Broker's Fee.  Each of the Company and the Purchaser
                    ------------
hereby represents and covenants that there are no brokers or finders entitled to compensation in connection with the sale of the Preferred Stock, and shall indemnify each other for any such fees for which they are responsible.

     SECTION 5.04   Nomination and Designation of Directors.
                    ---------------------------------------

     (a) Effective upon the Closing, the Company shall cause the number of members on the Company's Board of Directors to be increased by two (2) and shall cause the Board of Directors to designate and elect two (2) designated representatives of the Purchaser (each a "Purchaser Nominee") in order to satisfy such vacancies in accordance with the terms and provisions of Article 6 of the Company's Amended and Restated Certificate of Incorporation.

     (b) For so long as the Purchaser or its Affiliates hold (i) all of the shares of the Preferred Stock issued to and purchased by the Purchaser pursuant to the terms and provisions of this Agreement or all of the shares of any other class or series of capital stock of the Company acquired by the Purchaser pursuant to any conversion of the Preferred Stock or (ii) not less than thirty (30%) of the Company's outstanding Voting Securities (calculated on a fully diluted, as converted or exercised basis), at any time at which the stockholders of the Company have the right to vote for, or consent in writing to, the election of directors of the Company, the Company shall cause to be nominated for election to the Board of Directors two (2) Purchaser Nominees.

     (c) In the case of the death, resignation or removal of a director who had been nominated for election or designated for such term in accordance with this
Section 5.04, the Company shall cause the Board of Directors to designate and elect another Purchaser Nominee in order to satisfy such vacancy in accordance with the terms and provisions of Article 6 of the Company's Certificate of Incorporation; provided, however, that, at the time such vacancy occurs, the Purchaser shall be the holder of such number of shares of the Voting Securities of the Company so as to have the right to designate such Purchaser Nominee in accordance with the terms and provisions of Section 5.04(b).

     SECTION 5.05   Voting Agreements  Subject to the terms and provisions of
                    -----------------
Section 6.01 below, if the Purchaser, or any of its Affiliates, acquires any Voting Securities (other than the Acquisition of the Series E Preferred pursuant to the terms and provisions of this Agreement or the conversion thereof) which, when taken together with any Voting Securities then owned by the Purchaser and its Affiliates, would, in the aggregate, exceed an amount equal to thirty percent (30%) of the Company's then outstanding Voting Securities (calculated on a fully diluted, as converted or exercised basis) (such Voting Securities owned by the Purchaser or any of it Affiliates in excess of thirty percent (30%) referred to herein as "Excess Shares"), the Purchaser and the Company acknowledge and agree that the Purchaser shall exercise such voting rights and privileges of such Excess Shares as set forth below:

     (i) At any meeting of the shareholders of the Company, the Company shall cause one preliminary calculation (each, a "Preliminary Calculation") to be made not less than 5 minutes after the commencement of voting upon each election, proposal or other matter (other than matters on which a class vote is required) (each, a "Proposal") to be voted on at such meeting in order to determine the manner in which the shares of the Voting Securities owned by holders other than the Purchaser or any of its Affiliates ("Other Voting Securities") will be voted at such meeting with respect to each Proposal;

     (ii) Upon completing the Preliminary Calculation and determining the percentage of the Other Voting Securities that were voted for or against a Proposal (and in an election, for or against the election of any person), the Purchaser shall vote, or cause to be voted, the same percentage of the Excess Shares for and against the Proposal as the percentage of the Other Voting Securities in the Preliminary Calculation that were voted for and against the Proposal.

     For example, assuming the aggregate number of shares eligible to vote on a Proposal is 100 (of which 60 are Other Voting Securities, 30 are the Voting Securities owned by the Purchaser or its Affiliates, and 10 are Excess Shares), for the purposes of the Preliminary Calculation only 60 shares shall be deemed to have voted (representing the 60 shares of Other Voting Securities) with respect to the proposal and the votes attributable to the Excess Shares would be cast in the same proportion as the votes cast by the holders of the Other Voting Securities (e.g., if 80% of the votes attributable to Other Voting Securities were cast in favor of the Proposal and 20% of the votes attributable to Other Voting Securities were cast against the Proposal, then 80% of the votes attributable to Excess Shares would be cast in favor of the Proposal and 20% of the votes attributable to Excess Shares would be cast against the Proposal). Upon the determination of the votes cast in favor of and against such Proposal, votes attributable to the Voting Securities owned by the Purchaser or its Affiliates would be tabulated and compiled with the votes attributable to the Other Voting Securities and the Excess Shares so as to determine whether such proposal would be approved or disapproved.

     For such purpose, the percentage of the Other Voting Securities that were voted for or against a Proposal shall be calculated based upon (a) the total number of outstanding shares of such series or class of Voting Securities on the record date of the shareholders meeting, if Delaware law or the Company's Certificate of Incorporation or By-laws requires that the Proposal be approved by a specified percentage of all of the outstanding shares of such series or class of Voting Securities or of the combined voting power of all outstanding shares of Voting Securities of the Company, or (b) the number of Voting Securities that are present (in person or by proxy) and eligible to vote on such Proposal and voting at the meeting of the shareholders, if subclause (a) of this
Section 5.05(ii) is not applicable; and

     (d) With respect to any action proposed to be taken by the written consent of the holders of (a) any class or series of Voting Securities of the Company, or (b) all of the Voting Securities of the Company, the same percentage of Excess Shares shall consent to the proposed action as the percentage of the Other Voting Securities that have consented to such action; for such purpose, the total number of outstanding shares of Voting Securities eligible to vote on such matter shall be determined as of the record date for the taking of such action.

          SECTION 5.06  Proceeds Account.  The Company shall not use the
                        ----------------
proceeds (the "Proceeds") of the Aggregate Purchase Price to invest in, or for the benefit of, The Strouse, Adler Company ("Strouse") or any other entity in the same or similar business as Strouse, and shall ensure that (i) no provider to Strouse of funded debt, including commercial banks, or trade creditors, and
(ii) no provider to the Company of funded debt which is invested in, or for the benefit of, Strouse, shall have recourse to the Proceeds. The Company shall cause the Proceeds to be maintained with a bank, brokerage entity or any other financial institution in one or more specifically designated accounts (collectively, the "Special Account"), provided, however, at no time, without the Purchaser's written consent, shall the balance of the Special Account be less than $540,000 in cash or cash equivalents. With regard to the Proceeds in excess of $540,000, the Company shall have sole discretion
(i) to invest the funds in the Special Account as it deems prudent and in the best interest of the Company and (ii) to use such funds for working capital and other general corporate purposes, including, but not limited to, the acquisition of business entities (other than Strouse or any other entity in the same or similar business as Strouse) and the redemption of existing ASI, Inc. preferred stock including that which is redeemable on January 1, 1998; provided, however, that any funds so used shall be replaced by the transfer to the Special Account of (i) the portion of the capital asset or assets, if any, purchased with funds from the Special Account, or if there are no such assets (ii) an asset or assets of the Company of equal or greater value (determined in good faith by the Company), including, but not limited to an unsecured promissory note of the Company made payable to the Special Account. If at any time between the date of this Agreement and the Closing, the Company redeems that portion of the existing ASI, Inc. preferred stock which is redeemable on January 1, 1998 (the "Put Payment"), an amount equal to the Put Payment shall be deemed to have been paid from the Special Account. Nothing set forth in this Section 5.06 or in any of the Transaction Documents shall grant to the Purchaser a security interest or lien rights with respect to the funds maintained in the Special Account.

     SECTION 5.07  Aristotle Sub, Inc. Preferred Stock.  The Company shall
                   -----------------------------------
cause to be taken all necessary corporate action such that, immediately prior to the Closing, all of the then outstanding shares of preferred stock of Aristotle Sub, Inc. shall be or become shares of preferred stock of the Company.


                                  ARTICLE VI

                         LIMITATIONS AND RESTRICTIONS


     SECTION 6.01   Restrictions on Certain Actions by Purchaser.
                    --------------------------------------------

     (a) The Purchaser agrees that, commencing on the date hereof and ending on the date which is the tenth anniversary of the Closing date, the Purchaser will not, nor will it permit any of its Affiliates to, acquire or offer or propose to acquire any Voting Securities or Convertible Securities (other than the Preferred Stock purchased at the Closing) which, when taken together with any Voting Securities and Convertible Securities then owned by the Purchaser and its Affiliates, would, in the aggregate, exceed an amount equal to thirty percent (30%) of the Company's then outstanding Voting Securities, unless in any such case specifically authorized to do so by the Board of Directors of the Company, without giving effect to the vote of the

Purchaser Nominees, upon receipt from the Purchaser of a written request regarding such acquisition setting forth the type, series and amount of Voting Securities or Convertible Securities to be acquired and the anticipated time, date and terms of such acquisition. The consent of the Board of Directors of the Company, without giving effect to the vote of the Purchaser Nominees, regarding such acquisition shall not be unreasonably withheld; provided, however, that such consent may be withheld if the Board of Directors of the Company, without giving effect to the vote of the Purchaser Nominees, shall determine in its sole discretion that such acquisition may have a material adverse effect upon the Company's ability to use its accrued net operating losses; provided further that in no event shall the Board of Directors of the Company be obligated to consent to any acquisition of any Voting Securities or Convertible Securities of the Company which, when taken together with any Voting Securities and Convertible Securities then owned by the Purchaser and its Affiliates, would, in the aggregate, exceed an amount equal to forty percent (40%) of the Company's then outstanding Voting Securities. Notwithstanding the foregoing, in order to insure for the Company the benefits of the transactions contemplated in this Agreement, and the covenants set forth in this Section 6.01, to the extent that Purchaser has acquired, or does acquire, Voting Securities or Convertible Securities in transactions other than those described in Article II hereof the Purchaser shall sell such Voting Securities or Convertible Securities to the extent necessary to permit the transactions contemplated herein to be consummated without violation of the provisions of this Section 6.01.

     (b) The Purchaser acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Section 6.01 were not performed in accordance with their specific terms or were otherwise breached.
It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Section 6.01 and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

     SECTION 6.02   Restrictions on Sales by Purchaser.  The Purchaser agrees
                    ----------------------------------
that until the tenth anniversary of the Closing hereunder, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any share of Preferred Stock purchased at such Closing except that Purchaser may transfer shares of Preferred Stock to any of its Affiliates; provided, however, nothing set forth in this Section 6.02 shall restrict the Purchaser from selling shares of Preferred Stock to the Company or having shares of Preferred Stock redeemed by the Company.

                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.01   Notices.  All notices, requests, consents and other
                    -------
communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

If to the Company:       The Aristotle Corporation
                         78 Olive Street
                         New Haven, Connecticut 06510
                         Attention: John J. Crawford
                                         Chairman and President
                         Fax No.:  203-624-6129

with a copy to:          Mintz, Levin, Cohn, Ferris,
                          Glovsky and Popeo, P.C.
                         One Financial Center
                         Boston, MA 02111
                         Attn:  Stanford N. Goldman, Esq.
                         Fax No.:  617-542-2241

If to the Purchaser:     Geneve Corporation
                         96 Cummings Point Road
                         Stamford, Connecticut 06902
                         Attn:  Steven B. Lapin, President,
                              and David T. Kettig, Esq.
                         Fax No.: 203-348-3103


     All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

     SECTION 7.02   Legends.  The Purchaser acknowledges that, until registered
                    -------
under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), each certificate representing a Share, whether upon initial issuance or upon any transfer thereof, shall bear the following legends (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

     "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN SECTION 6.02 OF A CERTAIN PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF OCTOBER 22, 1997 BY AND AMONG THE COMPANY AND A CERTAIN STOCKHOLDER OF THE COMPANY, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR MAY BE OBTAINED FROM THE COMPANY UPON REQUEST AND WITHOUT CHARGE."

     SECTION 7.03   Entire Agreement.  This Agreement embodies the entire
                    ----------------
agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 7.04   Modifications and Amendments.  The terms and provisions of
                    ----------------------------
this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     SECTION 7.05   Waivers and Consents.  Except as other expressly provided
                    --------------------
herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     SECTION 7.06   Assignment.  The rights and obligations under this Agreement
                    ----------
may not be assigned by either party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld, except that the Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of the Purchaser or to an entity with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets, and except that the Company may without the consent of the Purchaser assign this Agreement subsequent to the Closing to an entity with which the Company shall merge or consolidate or to which the Company shall sell or assign all or substantially all of its assets).

     SECTION 7.07   Benefit.  All statements, representations, warranties,
                    -------
covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 7.08   Governing Law.  This Agreement and the rights and
                    -------------
obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

     SECTION 7.09   Severability.  In the event that any court of competent
                    ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 7.10   Interpretation.  The parties hereto acknowledge and agree
                    --------------
that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     SECTION 7.11   Headings and Captions.  The headings and captions of the
                    ---------------------
various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of, any of the terms or provisions hereof.

     SECTION 7.12   Enforcement.  Each of the parties hereto acknowledges and
                    -----------
agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party.

     SECTION 7.13   No Waiver of Rights, Powers and Remedies.  No failure or
                    ----------------------------------------
delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     SECTION 7.14   Expenses.  Each of the parties hereto shall pay its own fees
                    --------
and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     SECTION 7.15  Confidentiality.  Each of the parties hereto agrees that it
                   ---------------
will keep confidential and will not disclose or divulge any confidential, proprietary or secret information that such party may obtain from financial statements, reports and other materials submitted by the other party to such party pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder; provided, however, that either party may disclose such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such party, (iii) as may be required in response to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such party, (v) to the extent that such party reasonably deems it necessary to enforce its rights under this Agreement, (vi) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with the transactions contemplated hereby, (vii) to any prospective purchaser of any of the Preferred Stock as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 7.15, and (viii) to any Affiliate or partner of such party as long as such Affiliate or partner agrees in writing to be bound by the provisions of this Section 7.15.

     SECTION 7.16   Publicity.  No party shall issue any press release or
                    ---------
otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other party, except as may be required by applicable law, rule or regulation; provided that once such other party has consented to a party's
            --------
issuance or making of a press release or public statement, any subsequent issuance or making of such press release or public statement by such party shall not require the separate written consent of the other party. However, the parties recognize that the Company is a publicly-held company obligated under the federal securities laws to make disclosures of material events affecting it. Consequently, if advised by counsel that such party is required to make such announcement under Federal or state securities laws, the Company (as the case may be) may make such announcement without the prior written or oral consent of the other party.

     SECTION 7.17   Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.


                         THE ARISTOTLE CORPORATION


                         By: /s/ John J. Crawford
                            ------------------------------------
                         Name:  John J. Crawford
                         Title: President


                         GENEVE CORPORATION


                         By: /s/ Steven B. Lapin
                            ------------------------------------
                         Name:  Steven B. Lapin
                         Title: President